Exhibit 99.1

LETTER OF TRANSMITTAL

GULFMARK OFFSHORE, INC.

Offer to Exchange 73/4% Senior Notes due 2014 for any and all of its outstanding 73/4% Senior Notes due 2014

Pursuant to the Prospectus

Dated _________, 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON __________, 200___, UNLESS THE OFFER IS EXTENDED.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS: U. S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail, Hand (before 5:00 p.m.) or Overnight Delivery:

U. S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

By Facsimile
(for Eligible Institutions only):
(651) 495-8158

For Information or to Confirm by Telephone:
(800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OR INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the prospectus dated _________, 2004 (the “Prospectus”) of GulfMark Offshore, Inc. (the “Company”) and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange $1,000 principal amount of its 73/4% Senior Notes due 2014 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 73/4% Senior Notes due 2014 (the “Old Notes”), respectively. The term “Expiration Date” shall mean 5:00 p.m., New York City Time, on _________, 200___, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Notes if Old Notes are to be forwarded herewith. If tenders of Old Notes are to be made by book-entry transfer to an account maintained by U.S. Bank National Association (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “About Our Exchange Offer—Book-Entry Transfer” and “—Procedures for Tendering Old Notes” in the Prospectus and in accordance with the Automated Tender Offer Program (“ATOP”) established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

     Holders of Old Notes whose certificates (the “certificates”) for such Old Notes are not immediately available or who cannot deliver their certificates or the Letter of Transmittal or other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot comply with DTC’s ATOP procedures for book-entry transfer before the Exchange Offer expires, must tender their Old Notes according to the guaranteed delivery procedures set forth in “About Our Exchange Offer-Guaranteed Delivery Procedures” in the Prospectus. See Instruction 1.

     DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

     List below the Old Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the certificate or registration numbers and principal amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED HEREBY

Aggregate
Name(s) and		Principal
Address(es) of	Certificate or	Amount	Principal Amount
Registered Owner(s)	Registration	Represented	Tendered
(Please fill in)	Numbers*	by Notes	(if less than all)**

Total

*	Need not be completed by book-entry holders.

**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such notes. All tenders must be in integral multiples of $1,000.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution________________________________________________________________________

DTC Account Number________________________________________________________________________

Transaction Code Number________________________________________________________________________

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)________________________________________________________________________

Window Ticket Number (if any)________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery _______________________________________________________

Name of Institution that Guaranteed________________________________________________________________________

If Guaranteed Delivery is to be made By Book-Entry Transfer:___________________________________________________

Name of Tendering Institution________________________________________________________________________

DTC Account Number________________________________________________________________________

Transaction Code Number________________________________________________________________________

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:________________________________________________________________________

Address:________________________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to GulfMark Offshore, Inc., a Delaware corporation (the “Company”), the principal amount of the Company’s 7 3/4% Senior Notes due 2014 (the “Old Notes”) specified above in exchange for a like aggregate principal amount of the Company’s 7 3/4% Senior Notes due 2014 (the “Exchange Notes”), respectively, upon the terms and subject to the conditions set forth in the Prospectus dated ___, 2004 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Old Notes and the Exchange Notes are sometimes collectively referred to as the “Notes.”

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to cause the Notes to be assigned, transferred and exchanged.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “About Our Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please deliver Exchange Notes to the undersigned at the address shown below the undersigned’s signature. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 1).

     By executing, or otherwise becoming bound by, this letter of transmittal, the undersigned hereby represents and agrees that (i) it has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of Old Notes; (ii) when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances; (iii) that the Old Notes tendered hereby are not subject to any adverse claims or proxies; (iv) it will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby; (v) it will comply with its obligations under the Registration Rights Agreement; (vi) it has read and agrees to all of the terms of the Exchange Offer; (vii) it is not an “affiliate” of the Company; (viii) any Exchange Notes to be received by it are being acquired in the ordinary course of its business; and (ix) it is not participating and does not intend to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes.

     By tendering Old Notes pursuant to the exchange offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Old Notes that is a broker-dealer represents and agrees that such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act). These broker-dealers may use the prospectus (as amended or supplemented from time to time) for a resale of Exchange Notes.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 270 days after consummation of the Exchange Offer or, if earlier, when all such Exchange Notes have been sold pursuant to the Prospectus. In that regard, each broker dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a “participating broker-dealer”), by tendering such Old Notes and executing, or otherwise becoming bound by, this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 270 day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

     The undersigned and any other person receiving Exchange Notes acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the Division of Corporate Finance of the Securities and Exchange Commission to third parties and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

     The undersigned agrees that acceptance by the Company of any tendered Old Notes and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “About Our Exchange Offer-Certain Conditions to the Exchange Offer”. The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGNATURE PAGE

(See Instructions 2, 5 and 6)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer’s full title. See Instruction 5.

SIGN HERE:___________________________________________________________________________________________

(Signature(s) of Holder(s))

Date _____________________, 200___

Name(s)___________________________________________________________________________________________

(Please Print)

Capacity:___________________________________________________________________________________________

(Include Full Title)

Address___________________________________________________________________________________________

(Include Zip Code)

Area Code and Telephone Number_________________________________________________________

Tax Identification or Social Security Number(s)_________________________________________________________

GUARANTEE OF SIGNATURES

(SEE INSTRUCTIONS 2 AND 5)

Authorized Signature________________________________________________________________________________________

Name________________________________________________________________________________________

______________________________________________________________________________________________________________

(Please Print)

Date __________________________, 200___

Capacity or Title________________________________________________________________________________________

Name of Firm________________________________________________________________________________________

Address________________________________________________________________________________________

(Includes Zip Code)

Area Code and Telephone Number_____________________________________________________________________________

[If applicable, Medallion Stamp]

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6)	SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.
_______________________________
Issue Exchange Notes to:
_______________________________
To be completed ONLY if the Exchange Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
_______________________________
Mail Exchange Notes to:
_______________________________

Name_______________________________
(Please Print)
Address_______________________________
_____________________________________
_____________________________________
(Including Zip Code)
_______________________________
(Taxpayer Identification or Social Security Number)
Name_______________________________
(Please Print)
Address_______________________________
_____________________________________
_____________________________________
(Including Zip Code)
(Taxpayer Identification or Social Security Number)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     General. This Letter of Transmittal is to be completed, signed and delivered if certificates are to be forwarded herewith. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Deliveries Other Than by Book-Entry Transfers or Guaranteed Delivery. Holders who do not hold their Old Notes through DTC must deliver a properly completed and signed Letter of Transmittal and the Old Notes to be tendered to the Exchange Agent before the expiration of the Exchange Offer. See Instruction 2 to determine if a signature guarantee is required on the Letter of Transmittal.

     Book-Entry Transfers. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “About Our Exchange Offer—Book-Entry Transfer” and “—Procedures for Tendering Old Notes” in the Prospectus and in accordance with ATOP established by DTC, a tendering Holder will become bound by the procedures established under ATOP, and each Holder hereby agrees that such Holder is bound by all provisions of this Letter of Transmittal.

     The Exchange Agent will make a request to establish an account in its name at DTC with respect to the Old Notes for purposes of the Exchange Offer promptly after the date of the Prospectus.

     The Exchange Agent and DTC have confirmed that any financial institution that is a participant in DTC’s system must use DTC’s ATOP to tender Old Notes that are held through DTC. These participants must, instead of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, transmit their acceptance of the Exchange Offer electronically by causing DTC to transfer the Old Notes to the Exchange Agent. DTC will then send an agent’s message to the Exchange Agent. An agent’s message forms part of the book-entry confirmation that (i) DTC has received an express acknowledgment from a participant in its automated tender offer program that is tendering Old Notes that are the subject of the book-entry confirmation; (ii) the participant has agreed to be bound by the terms of this Letter of Transmittal or, in the case of an agent’s message relating to guaranteed delivery, that the participant has agreed to be bound by the applicable notice of guaranteed delivery; and (iii) the agreement may be enforced against the participant.

     Holders of Old Notes who are unable to deliver confirmation of the book-entry tender of their Old Notes into the Exchange Agent’s account at DTC or all other documents required by this Letter of Transmittal to the Exchange Agent before the Exchange Offer expires must tender Old Notes according to the guaranteed delivery procedures described below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     Guaranteed Delivery Procedures. Holders who wish to tender their Old Notes but (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal or other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “About Our Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus.

     Pursuant to such procedures, a Holder may tender its Old Notes if (i) the tender is made through an Eligible Institution (as defined below); (ii) before expiration of the Exchange Offer, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed Letter of Transmittal by facsimile transmission, mail or hand delivery, and Notice of Guaranteed Delivery; and (iii) the Exchange Agent receives the Old Notes, or a book-entry confirmation, together with the Letter of Transmittal and all other documents required by the Letter of Transmittal, within five Nasdaq Stock Market’s National Market System trading days after the date that the Notice of Guaranteed Delivery was signed, all as provided in “About Our Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Any Notice of Guaranteed Delivery must state the name and address of the holder of Old Notes, the amount of Old Notes tendered, that the tender is being made by guaranteed delivery, and that within five Nasdaq Stock Market’s National Market System trading days after the date that the notice of guaranteed delivery was signed, the Old Notes or a book-entry confirmation, together with the Letter of Transmittal and any other documents required by the Letter of Transmittal, will be deposited by the eligible Institution with the Exchange Agent.

     As used herein and in the Prospectus, “Eligible Institution” means a member of or participant in the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Program, a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act.

     THE METHOD OF PHYSICAL DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any agent’s message (as described in the Prospectus) in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such Old Notes are tendered for the account of a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned “Description of Old Notes” is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled “Principal Amount of Old Notes Tendered (if less than all).” In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Old Note, promptly after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. Holders may also withdraw their tender of Old Notes if the Company has not accepted such Old Notes within 40 business days from the commencement of the Exchange Offer.

     If a Holder holds Old Notes otherwise than through DTC, in order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person who tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (iii) if certificates for Old Notes have been transmitted, specify the name in which such Old Notes are registered, if different from that of the withdrawing Holder and (iv) if certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing Holder must submit the serial numbers of the particular certificates for the Old Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible guarantor institution, unless such holder is an eligible guarantor institution.

     If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “About Our Exchange Offer—Book-Entry Transfer” and “About Our Exchange Offer—Guaranteed Delivery Procedures,” any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and otherwise comply with the withdrawal procedures of ATOP.

     Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under “About Our Exchange Offer—Procedures for Tendering Old Notes.”

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry procedures described in the Prospectus under “About Our Exchange Offer—Book-Entry Transfer” and “About Our Exchange Offer—Guaranteed Delivery Procedures,” such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as possible after termination of the Exchange Offer.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. Unless waived by the Company, proper evidence satisfactory to the Company of such persons’ authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or appropriate powers of attorney must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Company (or the Paying Agent under the indenture governing the Exchange Notes) shall retain 28% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual’s exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult IRS Form W-9 and its related instructions, which may be obtained directly from the IRS.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 28% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. The Company will pay any transfer taxes that apply to the exchange of Old Notes in the Exchange Offer, unless (a) Holders instruct us to register Exchange Notes in the name of a person other than the registered Holder; (b) Holders ask us to return Old Notes not tendered or accepted for exchange to a person other than the registered Holder; or (c) the tendered Old Notes are registered in the name of a person other than the person who signed the Letter of Transmittal. In any of these cases, Holders will be required to pay any transfer taxes that apply.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9

PAYER’S NAME: GULFMARK OFFSHORE, INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW _________________ TIN (Social Security Number or Employer Identification Number)
Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE (SEE INSTRUCTIONS)

Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

SIGNATURE _____________________________ DATE______________

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”
IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 28% of all payments made to me on account of the Old Notes shall be retained until I provide a Taxpayer Identification Number to the Payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

SIGNATURE	________________________	DATE _______________________

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY REPORTABLE PAYMENTS.